A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Fall 2013

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of nearly 50 years of success in generating competitive returns for pension funds while also providing the vital collateral benefits of union jobs and affordable housing for working people and their communities.

The HIT is a $4.6 billion investment grade fixed-income mutual fund1 that specializes in the highest credit quality multifamily mortgage-backed securities.  This focus provides pension plans with an investment that is low credit risk, a source of attractive current income, and also liquid. Approximately 88% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.  The HIT is well-suited in this economic climate to meet the major investment needs of pension plans with union member beneficiaries because:

(1) The HIT is an option with a strong performance record, providing higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark;

(2) The HIT’s focus on high credit quality multifamily securities should make it a lower credit risk investment than many other fixed-income vehicles;

(3) This focus on high credit quality together with its lack of corporate bonds can make ita better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities;

(4) The HIT directly sources multifamily and healthcare construction-related investments that have higher yields than investments of similar duration and credit quality. These investments contribute to the HIT’s competitive returns while also creating family-supporting union jobs and affordable housing; and

(5) The HIT’s current investment strategy seeks to take advantage of higher rates and wider spreads between U.S. Treasuries and the multifamily securities in which the HIT specializes. The HIT will continue to invest in and overweight multifamily mortgage-backed securities that should enhance the value of the portfolio.  The HIT, as a fund with capital and patience, is prepared to pursue this strategy because it has a large and diverse pipeline of investment opportunities that offer a variety of multifamily debt structures.

The HIT’s current
investment strategy seeks
to take advantage of
higher rates and wider
spreads between U.S.
Treasuries and the
multifamily securities in
which the HIT
specializes.  The HIT will
continue to invest in and
overweight multifamily
securities that should
enhance the value of the
portfolio.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

The HIT: Diversification and Capital Preservation

The HIT has provided less volatility than – as well as diversification from – equities, real estate, and other asset classes.  This comparative advantage is shown below for the period from June 30, 2008, through June 30, 2013. The HIT does not hold corporate bonds and can provide greater diversification from equities than fixed-income funds that include such bonds.  Despite the lack of exposure to corporate bonds, the HIT’s returns are highly correlated with its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). (See page 7 for more information on the HIT’s performance and page 9 for more on the correlation with the Barclays Aggregate.)

The capital preservation inherent in the HIT’s high credit quality investments and its competitive returns make the HIT a complement to riskier investments.

Comparative Change in Value of Investments
June 2008=100

The HIT: Contributing to Communities while Generating Competitive Returns

In addition to producing competitive returns and desirable diversification benefits for its investors, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  Unlike most fixed-income investment vehicles, the HIT directly helps to create assets in our communities by financing job-generating construction of multifamily developments and healthcare facilities.2 The HIT has successfully worked with cities and states to support their development priorities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage-earners.

The HIT’s strategy is built on a cycle of sustainable investment, which begins when union pension plans invest capital in the HIT. This pension capital allows the HIT to finance multifamily development projects by purchasing government/agency multifamily construction-related securities. The securities help provide pension plan investors with competitive returns, while the projects create union construction jobs. As workers at the projects earn income, pension plan contributions increase. The pension plans then have more capital to invest in the HIT and the cycle continues.

The HIT established its Construction Jobs Initiative with support from AFL-CIO leadership in 2009 as a response to the unemployment crisis. Workers’ pension capital invested through the HIT’s Construction Jobs Initiative has put thousands of union members back to work on projects that are building affordable housing and promoting economic growth. Through September 30, 2013, the HIT has committed $1.5 billion to job-generating investments under this initiative – investments that are attractive additions to the

2 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

portfolio and are expected to generate additional income for HIT participants as projects are funded during the construction period. Together with projects receiving support from the HIT’s subsidiary, Building America CDE, Inc., the Construction Jobs Initiative to date has generated over 17,700 union construction jobs by financing 62 projects in 30 cities, representing over $4.3 billion of development activity.  The HIT and Building America have strong pipelines that should allow them to finance more job-generating projects in the months ahead. Together they are working to reach a goal of 25,000 union construction jobs by the end of 2015.

Capital contributions from investors permit the HIT to purchase securities which aid in the pursuit of its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

Since Building America was established as a subsidiary of the HIT in 2010, it has broadened the HIT’s ability to support job-generating projects in low-income communities.  Building America utilizes New Markets Tax Credits (NMTCs) to attract investors and enhance the financial viability of mixed-use developments and healthcare facilities in underserved neighborhoods.  Building America has been allocated $85 million in NMTCs and has provided $77.3 million in NMTCs for 10 projects to date, including one that the HIT also helped finance.

HIT and Building America Projects
(Historical Totals, Inception through September 30, 2013)

HIT Financing Commitments	$6,883 million
Building America Investment of NMTCs	$77.3 million
Total Development Value	$11,757.8 million
Union Construction Jobs	75,322
Units of Housing/Beds	109,910
Affordable Units	69,627

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.  In today’s changing investment environment, the HIT’s strategy continues to draw on these strengths.

The HIT stands out among
fixed-income investments
because it has the internal
capability to source
multifamily mortgage
investments directly. Its ability
to customize construction
financing for developers and
sponsors allows it to invest in
assets that offer relative value
opportunities.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Aggregate. The HIT specializes in government and agency issued, guaranteed, or insured multifamily3 mortgage-backed securities (MBS) that have call/prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests. It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The result has been a consistent income advantage that contributes positively to the HIT’s performance.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers, including financing insured by the Federal Housing Administration (FHA), Fannie Mae, Freddie Mac, and housing finance agencies, allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, housing finance agencies, mortgage bankers, and others,as well as the ability to provide technical expertise to assist them in completing complex transactions. The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate.

3 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities, including hospitals, nursing facilities, and rehabilitation centers.

The HIT’s Multifamily Investment Division, comprised of 11 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects suitable for investment.  These professionals use their extensive relationships with developers, mortgage bankers, housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.  The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

Multifamily Ginnie Mae construction/permanent securities offer very attractive yield spreads to Treasuries and to permanent Ginnie Mae securities.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae Securities, as shown in the graph below.  By investing in these securities, the HIT is not only generating income for participants, but also generating much-needed union construction jobs.  The HIT’s expertise in FHA programs, in particular, can be valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced only one default resulting in the loss of principal and interest totaling $82,897, for a loss rate of 0.002% of average net assets.

Source: HIT and Securities Dealers

The HIT also sources investments with housing finance agencies (HFAs), which have become a growing source of its portfolio investments.  Currently the HIT is both building on long-term HFA relationships in areas such as Massachusetts and New York City, and crafting new relationships with agencies that have recently returned to funding multifamily housing construction and rehabilitation.HFAs offer a number of attractive investment opportunities including bonds issued as general obligations of the HFA and those backed by risk-share agreements with the Federal Housing Administration.Working with HFAs to design financing at an early stage can meet the needs of both the HIT and the sponsor.

Portfolio Performance

While the investment grade fixed-income sector as represented by the Barclays Aggregate has produced positive returns since the late 1970s, the large and rapid increase in Treasury rates this year has caused negative returns, which could make this year only the third in the last 36 with negative fixed-income returns. The HIT itself has outperformed the benchmark on a gross basis for each of the last 20 calendar years, including 1994 and 1999, when the benchmark and the HIT showed negative returns as Treasury rates rose significantly.

Interest rates continued to increase for much of the third quarter of 2013 on concerns that the Federal Reserve would begin tapering its bond purchase program sooner than anticipated. Some of that rate increase was moderated after the Federal Reserve’s Federal Open Market Committee did not begin tapering at its mid-September meeting. Large movements in rates in a relatively short period caused spreads to widen on most non-Treasury assets, but spreads widened more on government/agency multifamily MBS that are the HIT’s focus as the demand dynamics changed in the sector. Quantitative Easing and higher capital requirements following banking reform had created strong demand from investors and dealers for government-insured fixed-income securities, causing multifamily spreads to tighten over the past few years.  However, as rates rose rapidly in the second and third quarters, investors and dealers realized that their prepayment assumptions were incorrect and that prepayments on recently originated low coupon loans were likely to be slow and the securities much longer duration than anticipated. Many dealers that once competed for market share were left holding large amounts of less desirable low coupon FHA multifamily loans, leading to wider spreads.

These wider spreads caused the HIT to underperform the benchmark during the third quarter. The HIT’s slightly short duration position, which it has maintained in the extremely low rate environment of the past several years, mitigated the impact of widening spreads.  Further, the HIT’s portfolio continued to generate higher income than the benchmark.  For the third quarter, year-to-date, 1-, 3-, 5-, and 10-year periods ending September 30, the HIT’s performance relative to the benchmark on a gross basis was -32, -26, -26, 23, 14, and 39 basis points, respectively.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

This is a good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value can be found in high credit quality fixed-income investmentsthat offer attractive yield spreads to Treasuries.  The HIT’s portfolio has a very low exposure to principal loss due to credit risk, so loss in value due to rising rates should be recovered as the HIT generates higher income going forward in a higher rate environment. Because it has a large multifamily pipeline under review, the HIT is well positioned to acquire additional construction-related securities that offer the benefit of higher income generation.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to target the effective duration of its portfolio generally within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The HIT portfolio’s effective duration is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap. They also monitor the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities.  The percentage of single family (SF) agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s multifamily (MF) MBS allocation typically ranges from 60% to 70% of the portfolio. Restrictions on the portfolio’s holdings of various securities can be found in the HIT’s prospectus. The HIT does not use derivatives or leverage through borrowing.

The composition of the HIT’s portfolio shown below as of September 30, 2013, demonstrates its high credit quality and specialization in multifamily MBS (based on total investments including unfunded commitments).

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT’s superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk compared to the benchmark, position it well for the future.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2013
HIT		Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/Agency & AAA	89.3%	72.7%	Effective Duration	5.04	5.35
A & Below	6.4%	22.3%	Convexity	0.07	0.02
Superior Yield			Similar Call Risk
Current Yield: 53 basis point advantage	3.75%	3.22%	Call Protected	72%	71%
Yield to Worst: 63 basis point advantage	2.91%	2.28%	Not Call Protected	28%	29%

Because the HIT actively maintains its duration and convexity and agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s month-over-month returns and those of the Barclays Aggregate for the five years ending September 30, 2013 was 96% and has ranged from 93% to 97% in the past five years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The correlation between the HIT’s month-over-month returns and those of the Citigroup BIG Mortgage Index for the five years ending September 30, 2013 was 88% and has ranged from 82% to 92% in the past five years.

During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the graph below, which compares the HIT’s gross returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.  (For more on performance see page 7.)

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.  The HIT also contracts with Gary Shilling, an independent economic consultant, and Macroeconomic Advisers, a firm that provides economic information and analysis of monetary policy. Mr. Shilling speaks periodically to staff and produces monthly written reports to provide additional insight and market forecasts.

The Multifamily Investment Division works through the HIT’s offices in Washington, New York City, Boston, New Orleans,Los Angeles, and San Francisco to use extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT investor’s only expenses are the HIT’s actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2012, 2011, and 2010, the HIT’s ratio of expenses to average net assets was 42, 44, and 44 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and agency single family MBS.  As of September 30, 2013, approximately 88% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to approximately 72% in the Barclays Aggregate. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of September 30, 2013, 63.1% of assets were invested in this product.4 Over 97% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest 90% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

Over 97% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Assistant Portfolio Managers Michael Cook, CFA, FRM, and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Senior Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

4 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is independently valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 25 of the 2012 Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in its 2012 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to insure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, valuation, portfolio management, personal trading, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, professional liability insurance coverage (Errors and Omissions) totaling $20,000,000, and a fiduciary ERISA bond in the amount of $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers for ancillary services (such as custodian, transfer agent, and investment accounting services), enabling it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of September 30, 2013, the HIT had a net asset value of approximately $4.62 billion and 373 institutional investors.

Clients by Type ($ in millions as of 9/30/2013)	$ Amount	Percentage	Number of Accounts
Public	1,247.77	27.0	10
Taft-Hartley	2,956.21	64.1	205
Other (Labor Organizations)	412.03	8.9	158
Total	4,616.01	100.0	373

The largest five accounts and length of HIT investment are shown below:

Type of Account	Length of Relationship (Since)	% of HIT Net Assets September 30, 2013
National Taft-Hartley Fund	1983	>5%
Northeast Public Fund 1	2002	4.8%
Western Public Fund	1996	4.5%
Northeast Public Fund 2	2002	4.4%
Western Public Fund	1991	4.3%

Approximately 90% of the dividends received by participants are reinvested in the HIT. This high reinvestment rate is indicative of investor confidence. For 2012, those reinvested dividends provided $165 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman and labor and management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for 40 years.  Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services,and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor's Degree from Brandeis University, a Master's degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has six offices as well as a Midwest regional marketing director.

HIT Offices
Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	50
Boston, MA	Investment Sourcing/Marketing/Investor Relations	1
New York, NY	Investment Sourcing/Investor Relations	3
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	2
Los Angeles, CA	Investment Sourcing/Marketing/Investor Relations	1
New Orleans, LA	Investment Sourcing	1

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies for key members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, Assistant Portfolio Manager, has approximately 11 years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.  Mr. Carter holds an MBA from Georgetown University.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	21	21	40
Ted Chandler	Chief Operating Officer	4	4	26
Erica Khatchadourian	Chief Financial Officer	20	10	24
Nicholas Milano	General Counsel	4	<1	20
Chang Suh	Senior Executive Vice President – Chief Portfolio Manager	15	9	18
Michael Cook	Assistant Portfolio Manager	10	5	11
J. Guy Carter IV	Assistant Portfolio Manager	5	5	12
Sondra Albert	Chief Economist	9	9	16
Debbie Cohen	Chief Development Officer	5	4	32
Rod Duchemin	Director of Labor Relations	19	19	50+
Christopher Kaiser	Deputy General Counsel and Chief Compliance Officer	6	6	18
Ann Kay	Director of Communications	15	8	40
Thalia Lankin	Director of Operations	9	1	12
Harpreet Peleg	Controller	8	6	16
Eric Price	Executive Vice President	6	3	20
Lesyllee White	Senior Vice President and Managing Director of Marketing	13	8	18
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	12	10	23

Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The AFL-CIO Housing Investment Trust continues to invest in construction-related projects, providing needed jobs for union construction workers and a boost to local economies.  The HIT draws on nearly 50 years of experience in housing finance; well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable.  This expertise has enabled the HIT to support new construction and create union jobs despite slow economic growth.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances. The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s subsidiary–Building America– is increasing the HIT’s capacity to invest in mixed-use projects in low-income communities by providing equity to fill capital gaps through the sale of New Markets Tax Credits.

While adding jobs to the stagnant economy, the HIT’s construction-related investments are helping to generate competitive returns.

The HIT has created some 17,700 union construction jobs under its Construction Jobs Initiative. Launched in 2009, the jobs initiative is working towards the goal of reaching 25,000 union construction jobs by the end of 2015. The economic impact of this construction activity is far broader than the direct jobs at the 62 financed projects –  more than 12,800 additional jobs have been created in the 30 cities where they are located in industries that supply materials or services to the projects and as a result of spending by the projects’ construction workers and service providers. Thus, the projects are responsible for adding approximately 30,500 total jobs to the U.S. economy since 2009, while generating competitive returns for the HIT’s participants.  The HIT and Building America intend to draw on their large pipelines of projects under review to create still more jobs.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT.  When possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.

HIT projects can help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design. Through its Green Jobs Initiative, the HIT has invested nearly $1.2 billion of its capital and Building America has provided $59.8 million of New Markets Tax Credits in a total of 47 LEED-eligible projects and energy efficient rehabilitation and retrofit projects.These investments have leveraged nearly $3.8 billion of total development and created over 14,175 union construction jobs.

Examples of HIT-Financed Projects

Examples of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

2101 South Michigan Apartments, Chicago, IL

The HIT is investing  $32 million of pension capital funding toward the major rehabilitation of 2101 South Michigan, a 26-story residential tower on Chicago’s Near South Side.  Built in 1971 with financial assistance from the Federal Housing Administration’s grant program for affordable housing, the 250-unit property is currently in need of major upgrades to make it more attractive in the current residential market as well as more energy efficient.  The $42 million renovation project includes a new lobby, community room, and on-site laundry facility as well as energy-efficient appliances and new heating and cooling in the individual units. This rehabilitation work should improve the improve the quality of life for residents.

The HIT’s investment in 2101 South Michigan will help ensure that quality housing near Chicago’s downtown Loop, with its employment opportunities and other amenities, remains affordable to individuals and families at all income levels. Ninety of the building’s units are subsidized through a Housing Assistance Payment (HAP) contract administered by the Chicago Housing Authority, with 39 of those units restricted to residents age 62 and older. These units will remain affordable through a long-term HAP contract that extends the affordability component of the property for another 20 years.

The HIT worked closely with PNC Real Estate and Developers Mortgage Corporation to finance the 2101 South Michigan project.

In keeping with the HIT’s labor requirements, all work on the project will be performed under collective bargaining agreements with Chicago’s building trades unions.  The construction work is expected to generate approximately 245 union construction jobs.

Over the past four decades, the HIT has invested more than $400 million in 39 Chicago projects that have created or rehabilitated more than 9,000 housing units, of which more than 60% are affordable.  These pension fund investments have helped generate more than $860 million of development activity, while creating approximately 5,400 union construction jobs.

New York-Presbyterian Hospital, Manhattan, NY

The HIT is helping finance the construction of the $896 million Weill Cornell Ambulatory Care Center in New York City, part of New York-Presbyterian Hospital, the largest not-for-profit, non-sectarian hospital in the country.The new 450,000-square-foot facility will be housed in a 15-story LEED designed building located next to the Weill Cornell Medical Center and across from New York-Presbyterian’s main hospital on Manhattan’s Upper East Side. Plans for the new care center include 12 state-of-the-art operating rooms, 12 endoscopy rooms, radiology and MRI services, and primary care facilities.

The HIT is providing $40 million for the new facility through the purchase of FHA Section 241 insured Ginnie Mae construction loan certificates anda permanent loan certificate. New York-Presbyterian Hospital is a preeminent source of healthcare for the New York area. Affiliated with Columbia University’s College of Physicians and Surgeons and the Weill Cornell Medical College, the 2,409-bed hospital is among the top-ranked clinical and medical research centers in the country. The new ambulatory care center represents a major expansion of the hospital’s community health facilities and will significantly increase its capacity to provide outpatient services, especially less invasive outpatient surgeries.

The project will utilize 100% union labor, creating more than 5,200 union construction jobs.  The HIT’s investment will fund approximately 420 of the jobs.

The HIT has invested over $930 million in the New York City metro area since January 2002 to build or preserve more than 30 projects with an estimated total value of over $4.6 billion that have created over 4,400 union construction jobs.

Conclusion

The HIT’s current investment strategy is designed to enhance the value of the portfolio following the period of large increases in interest rates by selectively pursuing higher-yielding investment opportunities that can offer additional yield and less credit risk relative to the HIT’s benchmark. The strategy seeks to take advantage of higher rates and wider spreads between Treasuries and the multifamily securities in which the HIT specializes. The HIT intends to selectively acquire more of these multifamily assets, including construction-related securities, which are expected to generate competitive returns as well as desirable collateral benefits of union job creation and affordable housing development. The HIT has a large and diverse pipeline of investment opportunities that include a variety of multifamily debt structures.

Capital contributions from
investors permit the HIT to
purchase securities which
aid in the pursuit of its goal
of providing competitive
returns coupled with union
construction jobs,
affordable housing, and
community development.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments and position the HIT well for the future. Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The construction-related multifamily securities that are the HIT’s focus are particularly attractive investments at this time.

The outlook for the HIT is also enhanced by the projected increase in the need to build and rehabilitate multifamily rental housing. Demand for apartments is likely to exceed supply for a number of years due to somewhat limited credit availability for average single family homebuyers, and expected growth in household formation. These factors should result in increased demand for construction of multifamily buildings. Further, aging multifamily dwellings, many in dense urban markets, require rehabilitation to prolong their useful lives.

The HIT is recognized as one of the oldest socially responsible investment funds in the U.S.  As a steward of union and public employee pension capital, the HIT is committed to producing (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) family-supporting jobs for union members; and (3) more livable communities, with high quality affordable housing and a sustainable environment.The HIT’s focus on high credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles.

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.
Senior Vice President & Managing Director
 of Marketing
National and Mid-Atlantic Accounts
(202) 467-2546
lwhite@aflcio-hit.com

Emily Johnstone
Regional Marketing Director
Western Accounts
(415) 640-5204
ejohnstone@aflcio-hit.com

Julissa Servello
Marketing Coordinator
(202) 467-2544
jservello@aflcio-hit.com

Paul Sommers
Regional Marketing Director
Midwest Accounts
(937) 604-9681
psommers@aflcio-hit.com

Kevin Murphy
Regional Marketing Director
Northeast Accounts
(202) 467-2551
kmurphy@aflcio-hit.com

Debbie Cohen
Chief Development Officer
(202) 467-2591
dcohen@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2013, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.  The calculations of the HIT yield herein are not current yield or other performance data as defined by the SEC in Rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055
Fax (202) 331-8190
www.aflcio-hit.com